SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 14, 2005

                              KAIROS HOLDINGS INC.
    ------------------------------------------------------------------------
                  Exact Name of Registrant Specified in Charter


            Nevada                   000-27277                  88-0503197
            ------                   ----------                 ----------
(State or Other Jurisdiction        (Commission               (IRS Employer
      of Incorporation)             File Number)            Identification No.)


           7658 Municipal Dr., Orlando, Florida           32819
           ------------------------------------           -----
         (Address of Principal Executive Offices)       (Zip Code)

                                 (407)-370-4300
                                 --------------
               Registrant's telephone number, including area code:
          (Former Name or Former Address, if Changed Since Last Report)


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Item 2.1.  Completion of Acquisition or Disposition of Assets.

Company issues press release on investment in portfolio company Entellectual Solutions Properties Group Inc.


Item 7.    Financial Statement, Pro Forma Financial Information AND EXHIBITS.

(c)     Exhibits.

 99.1   Company Press Release on ESPG.

                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          By: /s/ Charles Giannetto
                                              -----------------------------
                                              Chief Compliance Officer
                                              December 14, 2005

                               EXHIBIT INDEX


EXHIBIT         DESCRIPTION
-------         -----------
 99.1           Company issues Press Release on ESPG